Exhibit 32.2
Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     In connection with the Quarterly Report of American Eagle Outfitters, Inc. (the “Company”) on Form 10-Q for the period ended August 2, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joan Holstein Hilson, Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

September 8, 2008

/s/ Joan Holstein Hilson Joan Holstein Hilson
Executive Vice President and Chief Financial
Officer, AE Brand
(Principal Financial Officer and Principal
Accounting Officer)